Quarterly Information (Unaudited)	12 Months Ended
Dec. 31, 2017
Quarterly Financial Information Disclosure [Abstract]
Quarterly Information (Unaudited)
Quarterly Information (Unaudited)

Earnings per share for each quarter and the year are calculated individually and may not sum to the total for the year.

	2017
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Net sales	$1,533.4	$1,557.2	$1,494.3	$1,495.6	$6,080.5
Operating profit (loss)	129.7	116.5	66.3	(52.3)	260.2
Net income (loss) attributable to AK Holding	84.4	77.2	22.3	(80.4)	103.5
Basic earnings (loss) per share	$0.27	$0.25	$0.07	$(0.26)	$0.33
Diluted earnings (loss) per share	0.26	0.24	0.07	(0.26)	0.32

	2016
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Net sales	$1,518.8	$1,492.2	$1,452.9	$1,418.6	$5,882.5
Operating profit (loss)	16.7	69.0	89.6	42.3	217.6
Net income (loss) attributable to AK Holding	(25.7)	27.8	27.8	(46.7)	(16.8)
Basic and diluted earnings (loss) per share	$(0.14)	$0.13	$0.12	$(0.16)	$(0.07)

Included in net income attributable to AK Holding in the fourth quarter and full year of 2017 were a credit of $19.3 to reduce a transportation liability, a non-cash charge of $75.6 to impair Ashland Works Hot End property, plant and equipment and a $4.3 non-cash credit for income taxes due to the reduced value of deferred tax liabilities associated with new U.S. tax legislation.

Included in net income attributable to AK Holding in the fourth quarter and full year of 2016 were charges for the termination of a pellet offtake agreement with Magnetation and related transportation costs of $69.5, a pension corridor charge of $78.4, an OPEB corridor credit of $35.3 and pension settlement charges of $25.0.